RESTRICTED SHARE UNIT GRANT NOTICE UNDER THE DENTSPLY SIRONA INC. 2024 OMNIBUS INCENTIVE PLAN as amended and restated RESTRICTED SHARE UNIT GRANT NOTICE Notice is hereby given of the following award of Restricted Share Units (the “Award”), pursuant to which the Grantee may earn the right to receive one share of the Common Stock, $0.01 par value per share, of DENTSPLY SIRONA Inc. (“Common Shares”) for each Restricted Share Unit pursuant to the following terms and conditions: • Grantee: [Participant Name] • Grant Date: [Grant Date] • Number of Restricted Share Units: [Quantity Granted] • Vesting Schedule: [Vesting Schedule (Dates & Quantities)] The Restricted Share Units under the Award shall vest in accordance with the vesting schedule specified herein, subject to your continuous employment with the Company through such date (except as may otherwise be provided in Exhibit A attached hereto). [Vesting schedule to be specified in individual agreements.] • Other Provisions: The Award is granted subject to, and in accordance with, the terms of the Restricted Share Unit Agreement (the “RSU Agreement”) attached hereto as Exhibit A, the Employee Confidentiality and Restrictive Covenant Agreement (the “Restrictive Covenant Agreement”) attached hereto as Exhibit B and the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan, as amended and restated from time to time (the “Plan”). Notwithstanding anything to the contrary set forth herein, except as may otherwise be provided in Exhibit A attached hereto, if your employment with the Company or an Affiliate terminates for any reason prior to the vesting of the Award, you shall forfeit all rights with respect to this Award (and the underlying Common Shares). If this Restricted Share Unit Grant Notice (this “Grant Notice”), the RSU Agreement and the Restrictive Covenant Agreement are not executed by you, which execution may be made through any electronic procedures established by the Company, by [DATE 90 DAYS FOLLOWING GRANT], this Grant Notice, the Award, and the RSU Agreement shall be null and void automatically without any further action by the Company and no benefits from the Award nor any compensation or benefits in lieu of the Award will be provided to you.

This Award is granted under, and governed by, the terms and conditions of this Grant Notice, the Plan, the RSU Agreement and the Restrictive Covenant Agreement. DENTSPLY SIRONA INC. Attachments: Exhibit A—Restricted Share Unit Agreement Exhibit B— [Employee Confidentiality and Restrictive Covenant Agreement]

EXHIBIT A RESTRICTED SHARE UNIT AGREEMENT DENTSPLY SIRONA Inc., a Delaware corporation (the “Company”), has granted you (the “Grantee”) an award of the number of Restricted Share Units as set forth on your Restricted Share Unit Grant Notice (the “Grant Notice”). Each Restricted Share Unit shall permit Grantee to earn one share of Common Shares upon vesting in the future in accordance with, and subject to, the terms and conditions set forth in the Grant Notice and this Restricted Share Unit Agreement (this “RSU Agreement”). The award of Restricted Share Units (the “Award”) is granted pursuant to the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan, as amended and restated from time to time (the “Plan”), pursuant to which restricted share units, and other awards, may be granted to Eligible Recipients under the Plan. Except as otherwise specifically set forth herein, all capitalized terms utilized herein shall have the respective meanings ascribed to them in the Plan. The details of your Award are as follows: l. Grant of Restricted Share Unit Award. Pursuant to action of the Board and/or the Committee, the Company hereby grants to Grantee an Award of the number of Restricted Share Units as set forth on the Grant Notice. Each Restricted Share Unit shall entitle Grantee to receive one share of Common Shares upon vesting in the future in accordance with, and subject to, the terms and conditions described herein. 2. Vesting and Forfeiture. (a) Vesting. The Restricted Share Units shall vest in one or more installments (each, an “Installment”) in accordance with the Vesting Schedule as set forth on the Grant Notice, with the vesting of each Installment subject to the Grantee’s continued employment with the Company or an Affiliate through the applicable vesting date, subject to such additional terms and conditions set forth on the Grant Notice, the terms hereof, and, where applicable, the terms of an Applicable Employment Agreement (as defined below), if any. (b) Accelerated Vesting. Any Restricted Share Units which have not yet vested under subparagraph (a) above shall vest or be forfeited in accordance with the provisions of the Plan, and the terms of this RSU Agreement, and, where applicable, the terms of any Applicable Employment Agreement. (c) Forfeiture of Restricted Share Units. Except as provided in the Grant Notice, this RSU Agreement, the Plan or an Applicable Employment Agreement (if any), if Grantee’s employment with the Company or an Affiliate terminates for any reason, Grantee shall forfeit all rights with respect to any portion of the Award (and the underlying Common Shares) that has not yet vested as of the effective date of the termination. Notwithstanding the foregoing: (i) if Grantee’s employment is terminated as a result of Retirement (and other than a termination for Cause), death or disability, and the Grant Date of this Award is more than twelve (12) months from the date of Retirement, then, except as may be provided in an Applicable Employment Agreement (if any), Grantee (or Grantee’s beneficiary) shall vest in the Award in accordance with the Vesting Schedule as if Grantee had not incurred a termination of employment; (ii) if Grantee’s employment is terminated as a result of Retirement (and other than a termination for Cause), death or disability, and the Grant Date of this Award is less than twelve (12) months from the date of Retirement, death or disability (as applicable), then, except as may be provided in an Applicable Employment Agreement (if any), Grantee (or Grantee’s beneficiary) shall receive a pro-rata number of Common Shares under this Award calculated by multiplying the number of Restricted Share Units that vest based on the Vesting Schedule as set forth on the Grant Notice by a fraction, the numerator of which equals the number of whole months that the Grantee was employed from the Grant Date to the date of Retirement, death or disability (as applicable) and the denominator of which equals twelve (12). “Retirement” is defined as termination of Grantee’s employment, other than a termination for Cause, after (1) six (6) months advanced written notice by Grantee of their intent to retire, which notice shall not be required with respect to involuntary terminations that are not for Cause; (2) Grantee attaining a minimum of age 55; (3) Grantee attaining a minimum of five years of service; and (4) Grantee accumulating a minimum of 65 points based on age plus years of service (one point per year, measured in whole years). 3. Issuance of Common Shares. In accordance with the Vesting Schedule (including vesting following a qualifying termination of employment as set forth in Section 2(c) hereof) and subject to all the terms and conditions set forth in this RSU Agreement, the Plan and any Applicable Employment Agreement, with respect to an applicable vesting event on the applicable date set forth in the Vesting Schedule, but in no event later than thirty (30) days following such date (subject to the terms of Section 14 hereof), the Company shall issue and deliver to Grantee (or Grantee’s beneficiary) the number of Common Shares equal to the number of Restricted Share Units which have become vested as a result of such event (subject to any reductions for tax withholding or otherwise to the extent permitted under the Plan, this RSU Agreement or any Applicable Employment Agreement). The Company may, in its sole discretion, deliver such Common Shares (a) by issuing Grantee a certificate of Common Shares representing the appropriate number of shares, (b) through electronic delivery to a brokerage or similar securities- holding account in the name of Grantee, or (c) through such other commercially reasonable means available for the delivery of securities. 4. Incorporation of the Plan by Reference; Conflicting Terms. The Award of Restricted Share Units pursuant to this RSU Agreement is granted under, and expressly subject to, the terms and provisions of the Plan, which terms and provisions are incorporated herein by reference. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any conflict between the terms of the Plan and the terms of this RSU Agreement, the terms and provisions of the Plan shall govern. 5. Non-Transferability of Restricted Share Units. The Restricted Share Units may not be transferred in any manner and any purported transfer or assignment shall be null and void. Notwithstanding the foregoing, upon the death of Grantee, Grantee’s beneficiary designated in accordance with the terms of the Plan shall have the right to receive any Common Shares that may be deliverable hereunder, provided, that, for such purposes, the terms of the Plan and this RSU Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Grantee. 6. Ownership Rights. The Restricted Share Units do not represent a current interest in any Common Shares. Grantee shall have no voting or other ownership rights in the Company arising from the Award of Restricted Share Units under this RSU Agreement. Notwithstanding the foregoing, unless otherwise determined by the Committee or the Board, and to the extent permitted by the Plan, Grantee shall participate in any cash dividend declared by the Board applicable to Common Shares, which shall entitle Grantee to receive a cash payment for each whole Restricted Share Unit, subject to the same Vesting Schedule and restrictions as the underlying Restricted Share Unit and otherwise payable at the same time shares are issued and delivered to Grantee with respect to the underlying Restricted Share Unit, in an amount that would otherwise be payable as dividends with respect to an equal number of Common Shares. 7. Committee Discretion. This Award has been granted pursuant to a determination made by the Board and/or Committee. Notwithstanding anything to the contrary herein, and subject to the limitations of the Plan, the Administrator shall have plenary authority to: (a) interpret any provision of this RSU Agreement or the Award; (b) make any determinations necessary or advisable for the administration of this RSU Agreement or the Award; (c) make adjustments as it deems appropriate to the aggregate number and type of securities available under this RSU Agreement to appropriately adjust for, and give effect to, any Change in Capitalization or otherwise as provided under the Plan; and (d) otherwise modify or amend any provision hereof, or otherwise with respect to the Award, in any manner that does not materially and adversely affect any right granted to Grantee by the express terms hereof, unless required as a matter of law, subject to the limitations stated in the Plan.

8. Tax Withholding. The Company shall withhold from Grantee’s compensation any required taxes, including social security and Medicare taxes, and federal, state and local income tax, payroll tax, fringe benefit tax, payment on account or other tax-related items (“Tax-Related Items”) with respect to the income arising from the vesting or payment in respect of any Restricted Share Units under this RSU Agreement (or such other amount the Company deems advisable that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or other applicable governmental entity). Grantee acknowledges that, regardless of any action taken by the Company or, if different, Grantee’s employer (the “Employer”), the ultimate liability for all Tax-Related Items related to Grantee’s participation in the Plan and legally applicable to Grantee or deemed by the Company or the Employer in its discretion to be an appropriate charge to Grantee even if legally applicable to the Company or the Employer is and remains Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. Grantee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Share Units under this RSU Agreement, including, but not limited to, the grant or vesting of the Restricted Share Units under this RSU Agreement or any related cash dividend, the subsequent sale of Common Shares acquired upon vesting, and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Share Units under this RSU Agreement to reduce or eliminate Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Grantee is subject to Tax-Related Items in more than one jurisdiction, Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. 9. Clawback Policy. Any amounts of compensation paid or awarded to Grantee under this Award shall be subject to compensation recovery (clawback) (a) pursuant to the terms and conditions of any Company policy, including the Company’s Compensation Recoupment Policy and/or the Company’s Dodd-Frank Act Restatement Clawback Policy, as may be in effect from time to time (together, the “Clawback Policies”) or (b) to the extent required by any law, government regulation or applicable listing standards of a national securities exchange. Grantee acknowledges and agree that Grantee (a) has received a copy of each Clawback Policy, (b) has had an opportunity to review the Clawback Policies, (c) is currently or could become bound by all the terms and conditions of the Clawback Policies and (d) will comply with any Company request or demand for such recoupment or clawback. 10. Electronic Delivery. The Company may choose to deliver certain statutory or regulatory materials relating to the Plan in electronic form, including, without limitation, securities law disclosure materials. Without limiting the foregoing, by accepting this Award, Grantee hereby agrees that the Company may deliver the Plan prospectus and the Company’s annual report to Grantee in an electronic format. If at any time Grantee would prefer to receive paper copies of any document delivered in electronic form, the Company will provide such paper copies upon written request to the Investor Relations department of the Company. 11. Nature of Grant. By accepting the Award of Restricted Share Units, Grantee understands, acknowledges and agrees that: (a) nothing in this RSU Agreement shall be deemed to create any limitation or restriction on such rights as the Company or an Affiliate otherwise would have to terminate the employment of Grantee at any time for any reason; (b) the Award of Restricted Share Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Share Units, or benefits in lieu of Restricted Share Units, even if Restricted Share Units have been granted in the past; (c) Grantee is voluntarily participating in the Plan; (d) the Restricted Share Units and any Common Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purposes, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement benefits, welfare benefits or other similar payments; (e) the future value of the Common Shares underlying the Restricted Share Units is unknown, indeterminable and cannot be predicted with certainty and the Company is not providing any tax, legal or financial advice, nor is the Company making recommendations regarding participation in the Plan, or Grantee’s acquisition or sale of the underlying Common Shares and that Grantee should consult with Grantee’s own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to his or her Award(s); (f) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Share Units resulting from Grantee’s termination of employment (for any reason whatsoever, whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where Grantee is employed or the terms of an Applicable Employment Agreement, if any) and/or any forfeiture of the Restricted Share Units or the recoupment of any financial gain resulting from the Restricted Share Units as described in Section 9; (g) for purposes of the Restricted Share Units, termination of employment will be deemed to have occurred as of the date Grantee is no longer actively providing services to the Company or any of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where Grantee is employed or the terms of an Applicable Employment Agreement, if any), and unless otherwise expressly provided in this RSU Agreement or determined by the Administrator, Grantee’s right to vest in the Restricted Share Units, if any, will terminate as of such date and will not be extended by any notice period (e.g., Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under applicable laws in the jurisdiction where Grantee is employed or the terms of an Applicable Employment Agreement, if any); the Administrator shall have the exclusive discretion to determine when Grantee is no longer actively providing services for purposes of the Restricted Share Units (including whether Grantee may still be considered to be providing services while on a leave of absence). 12. Entire Agreement; Order of Precedence; Severability. This RSU Agreement, the Plan, the Grant Notice, the Restrictive Covenant Agreement, the Clawback Policies and the Key Employee Severance Benefit Plan, as amended (the “Key Employee Severance Benefit Plan”) contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations between the parties except to the extent that the vesting and/or forfeiture of this Award of Restricted Share Units is specifically addressed by any employment agreement between the Company or an Affiliate, on the one hand, and Grantee, on the other hand (an “Applicable Employment Agreement”), in which instance the relevant terms of such Applicable Employment Agreement shall be incorporated herein and deemed to be a part of this RSU Agreement. In the event of any conflict between the terms of this RSU Agreement regarding the vesting of the Restricted Share Units, the terms of an Applicable Employment Agreement (if any), and the terms of the Key Employee Benefit Severance Plan, the order of precedence shall be the terms of: (a) the Applicable Employment Agreement; (b) the Key Employee Severance Benefit Plan, and (c) this RSU Agreement. If any of the provisions of this RSU Agreement are determined, for any reason, to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this RSU Agreement. 13. Governing Law. To the extent federal law does not otherwise control, this RSU Agreement shall be governed by the laws of Delaware, without giving effect to principles of conflicts of laws. 14. Compliance with Section 409A of the Internal Revenue Code. The Award is intended to comply with section 409A of the Code to the extent subject thereto, and shall be interpreted in accordance with section 409A of the Code and treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision in the Plan, this RSU Agreement or any Applicable Employment Agreement to the contrary, no payment or distribution under this RSU Agreement that constitutes an item of deferred compensation under section 409A of the Code and becomes payable by reason of Grantee’s termination of employment or service with the Company shall be made to Grantee until such termination of employment or service constitutes a “separation from service” within the meaning of section 409A of the Code. For purposes of this Award, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of section 409A of the Code. Notwithstanding any provision in the Plan, this RSU Agreement or any Applicable Employment Agreement to the contrary, and to the extent necessary to avoid the imposition of taxes under section 409A of the Code, (a) if Grantee is a “specified employee” within the meaning of section 409A of the Code, Grantee shall not be entitled to any payments upon a termination of employment or service until the expiration of the six (6)-month period measured from the date of Grantee’s separation from service (or, if earlier, the date of death) and (b) no Change in Control shall be deemed to have occurred hereunder unless such Change in Control constitutes a change in control event for purposes of section 409A of the Code. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to Grantee in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Award will be paid in accordance with the normal payment dates specified for them herein. Notwithstanding any provision of the Plan, this RSU Agreement or any Applicable Employment Agreement to the contrary, in no event shall the Company or any Affiliate be liable to Grantee on account of an Award’s failure to (i) qualify for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment under U.S. or foreign law, including, without limitation, section 409A of the Code. 15. Insider Trading Restrictions/Market Abuse Laws. Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect Grantee’s ability to, directly or indirectly, accept, acquire, sell, or attempt to sell or otherwise dispose of Common Shares or rights to Common Shares during such times when Grantee is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdictions or Grantee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Grantee before possessing inside information. Furthermore, Grantee understands that he or she may be prohibited from (a) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (b) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. Grantee acknowledges that Grantee is responsible for ensuring compliance with any applicable restrictions and should consult Grantee’s personal legal advisor on these matters. 16. Restrictive Covenant Agreement. The Award of Restricted Share Units pursuant to this RSU Agreement is subject to, and expressly conditioned upon, Grantee’s entry into and compliance with the terms and conditions of the Restrictive Covenant Agreement attached hereto as Exhibit

B, which terms and provisions are incorporated herein by reference. Grantee hereby acknowledges he or she has reviewed the Restrictive Covenant Agreement in detail and agrees to be bound by all the terms and provisions thereof.

EXHIBIT B [EMPLOYEE CONFIDENTIALITY AND RESTRICTIVE COVENANT AGREEMENT]